EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of United Pan Am Financial Corp (the “Company”) on Form 10-K/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ray Thousand and Garland W. Koch certify in their capacities as Chief Executive Officer and President and Chief Financial Officer and Executive Vice President, respectively, of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have hereunto signed this Certification as of September 3, 2004.

/S/ RAY THOUSAND
Ray Thousand Chief Executive Officer and President

/S/ GARLAND KOCH
Garland Koch Chief Financial Officer / Exec. Vice President